Exhibit 99.5

AMENDMENT NO. 3

TO THE

UNIFIED GROCERS, INC.

CASH BALANCE PLAN

Unified Grocers, Inc. (the “Company”) hereby amends the above-named plan (the “Plan”), effective as of January 1, 2008, as follows:

1. Section 6.13 of the Plan is hereby amended in its entirety to read as follows:

“Section 6.13. Limitations Applicable If The Plan’s Adjusted Funding Target Attainment Percentage Is Less Than 80% Or If The Plan Sponsor Is In Bankruptcy.

(a) Limitations Applicable If The Plan’s Adjusted Funding Target Attainment Percentage Is Less Than 80%, But Not Less Than 60%. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 80% (or would be less than 80% to the extent described in subsection (a)(ii) below) but is not less than 60%, then the limitations set forth in this subsection (a) apply.

(i) 50% Limitation On Single Sum Payments, Other Accelerated Forms Of Distribution, And Other Prohibited Payments. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable Code Section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the portion of the benefit that is being paid in a prohibited payment does not exceed the lesser of:

(A) 50% of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or

(B) 100% of the PBGC maximum benefit guarantee amount (as defined in Section 1.436-1(d)(3)(iii)(C) of the Treasury Regulations).

The limitation set forth in this subsection (a)(i) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the annuity starting date because of the application of the requirements of this subsection (a)(i), the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Section 1.436-1(d)(3)(iii)(D) of the Treasury Regulations). The Participant or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that annuity starting date that would satisfy the 50%/PBGC maximum benefit guarantee amount limitation described in this subsection (a)(i), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan.

(ii) Plan Amendments Increasing Liability For Benefits. No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the adjusted funding target attainment percentage for the Plan Year is:

(A) Less than 80%; or

(B) 80% or more, but would be less than 80% if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage.

The limitation set forth in this subsection (a)(ii) does not apply to any amendment to the Plan that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment.

(b) Limitations Applicable If The Plan’s Adjusted Funding Target Attainment Percentage Is Less Than 60%. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 60% (or would be less than 60% to the extent described in subsection (b)(ii) below), then the limitations in this subsection (b) apply.

(i) Single Sums, Other Accelerated Forms Of Distribution, And Other Prohibited Payments Not Permitted. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable Code Section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment. The limitation set forth in this subsection (b)(i) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

(ii) Shutdown Benefits And Other Unpredictable Contingent Event Benefits Not Permitted To Be Paid. An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan Year shall not be paid if the adjusted funding target attainment percentage for the Plan Year is:

(A) Less than 60%; or

(B) 60% or more, but would be less than 60% if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is 100%.

(iii) Benefit Accruals Frozen. Benefit accruals under the Plan shall cease as of the applicable Code Section 436 measurement date. In addition, if the Plan is required to cease benefit accruals under this subsection (b)(iii), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

(c) Limitations Applicable If The Plan Sponsor Is In Bankruptcy. Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date that occurs during any period in which the Plan sponsor is a debtor in a case under Title 11, United States Code, or similar Federal or State law, except for payments made within a Plan Year with an annuity starting date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100%. In addition, during such period in which the Plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100%. The limitation set forth in this subsection (c) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

(d) Provisions Applicable After Limitations Cease To Apply.

(i) Resumption of Prohibited Payments. If a limitation on prohibited payments under subsections (a)(i), (b)(i), or (c) applied to the Plan as of a Code Section 436 measurement date, but that limit no longer applies to the Plan as of a later Code Section 436 measurement date, then that limitation does not apply to benefits with annuity starting dates that are on or after that later Code Section 436 measurement date.

(ii) Resumption Of Benefit Accruals. If a limitation on benefit accruals under subsection (b)(iii) applied to the Plan as of a Code Section 436 measurement date, but that limitation no longer applies to the Plan as of a later Code Section 436 measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later Code Section 436 measurement date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor Regulation 29 CFR Sections 2530.204-2(c) and (d).

(iii) Shutdown And Other Unpredictable Contingent Event Benefits. If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of subsection (b)(ii), but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Section 1.436-1(g)(5)(ii)(B) of the Treasury Regulations), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to subsection (b)(ii)). If the unpredictable contingent event benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit.

(iv) Treatment Of Plan Amendments That Do Not Take Effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of subsection (a)(ii) or (b)(iii), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Section 1.436-1(g)(5)(ii)(C) of the Treasury Regulations), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.

(e) Notice Requirement. See Section 101(j) of ERISA for rules requiring the plan administrator of a single employer defined benefit pension plan to provide a written notice to participants and beneficiaries within 30 days after certain specified dates if the plan has become subject to a limitation described in subsections (a)(i), (b), or (c).

(f) Methods To Avoid Or Terminate Benefit Limitations. See Code Sections 436(b)(2), (c)(2), (e)(2), and (f) and Section 1.436-1(f) of the Treasury Regulations for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in subsections (a) through (c) for a Plan Year. In general, the methods a Plan sponsor may use to avoid or terminate one or more of the benefit limitations under subsections (a) through (c) for a Plan Year include employer contributions and elections to increase the amount of Plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan.

(g) Special Rules.

(i) Rules Of Operation For Periods Prior To And After Certification Of Plan’s Adjusted Funding Target Attainment Percentage.

(A) In General. Code Section 436(h) and Section 1.436-1(h) of the Treasury Regulations set forth a series of presumptions that apply (1) before the Plan’s enrolled actuary issues a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year and (2) if the Plan’s enrolled actuary does not issue a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year before the first day of the tenth month of the Plan Year (or if the Plan’s enrolled actuary issues a range certification for the Plan Year pursuant to Section 1.436-1(h)(4)(ii) of the Treasury Regulations but does not issue a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year). For any period during which a presumption under Code Section 436(h) and Section 1.436-1(h) of the

Treasury Regulations applies to the Plan, the limitations under subsections (a) through (c) are applied to the Plan as if the adjusted funding target attainment percentage for the Plan Year were the presumed adjusted funding target attainment percentage determined under the rules of Code Section 436(h) and Section 1.436-1(h)(1), (2), or (3) of the Treasury Regulations. These presumptions are set forth in subsections (g)(i)(B) though (D).

(B) Presumption Of Continued Underfunding Beginning First Day Of Plan Year. If a limitation under subsection (a), (b), or (c) applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subsection (g)(i)(C) or (g)(i)(D) applies to the Plan:

(1) The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the adjusted funding target attainment percentage in effect on the last day of the preceding Plan Year; and

(2) The first day of the current Plan Year is a Code Section 436 measurement date.

(C) Presumption Of Underfunding Beginning First Day Of Fourth Month. If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the fourth month of the Plan Year and the Plan’s adjusted funding target attainment percentage for the preceding Plan Year was either at least 60% but less than 70% or at least 80% but less than 90%, or is described in Section 1.436-1(h)(2)(ii) of the Treasury Regulations, then, commencing on the first day of the fourth month of the current Plan year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subsection (g)(i)(D) applies to the Plan:

(1) The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the Plan’s adjusted funding target attainment percentage for the preceding Plan Year reduced by ten percentage points; and

(2) The first day of the fourth month of the current Plan Year is a Code Section 436 measurement date.

(D) Presumption Of Underfunding On And After First Day Of Tenth Month. If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the tenth month of the Plan Year (or if the Plan’s enrolled actuary has issued a range certification for the Plan Year pursuant to Section 1.436-1(h)(4)(ii) of the Treasury Regulations but has not issued a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year), then, commencing on the first day of the tenth month of the current Plan Year and continuing through the end of the Plan Year:

(1) The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be less than 60%; and

(2) The first day of the tenth month of the current Plan Year is a Code Section 436 measurement date.

(ii) New Plans, Plan Termination, Certain Frozen Plans, And Other Special Rules.

(A) First Five Plan Years. The limitations in subsections (a)(i), (b)(ii), and (b)(iii) do not apply to a new Plan for the first five Plan Years of the Plan, determined under the rules of Code Section 436(i) and Section 1.436-1(a)(3)(i) of the Treasury Regulations.

(B) Plan Termination. The limitations on prohibited payments in subsections (a)(i), (b)(i), and (c) do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this subsection of the Plan do not cease to apply as a result of termination of the Plan.

(C) Exception To Limitations On Prohibited Payments Under Certain Frozen Plans. The limitations on prohibited payments set forth in subsections (a)(i), (b)(i), and (c) do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participants. This subsection (g)(i)(C) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.

(D) Special Rules Relating To Unpredictable Contingent Event Benefits And Plan Amendments Increasing Benefit Liability. During any period in which none of the presumptions under subsection (g)(i) apply to the Plan and the Plan’s enrolled actuary has not yet issued a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year, the limitations under subsections (a)(ii) and (b)(ii) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with the rules of Section 1.436-1(g)(2)(iii) of the Treasury Regulations.

(iii) Special Rules Under PRA 2010.

(A) Payments Under Social Security Leveling Options. For purposes of determining whether the limitations under subsection (a)(i) or (b)(i)

apply to payments under a Social Security leveling option, within the meaning of Code Section 436(j)(3)(C)(i), the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the ‘Special Rule for Certain Years’ under Code Section 436(j)(3) and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service.

(B) Limitation On Benefit Accruals. For purposes of determining whether the accrual limitation under subsection (b)(iii) applies to the Plan, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the ‘Special Rule for Certain Years’ under Code Section 436(j)(3) (except as provided under Section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).

(iv) Interpretation of Provisions. The limitations imposed by this subsection of the Plan shall be interpreted and administered in accordance with Code Section 436 and Section 1.436-1 of the Treasury Regulations.

(h) Definitions. The definitions in the following Treasury Regulations apply for purposes of subsections (a) through (g): Section 1.436-1(j)(1) defining adjusted funding target attainment percentage; Section 1.436-1(j)(2) defining annuity starting date; Section 1.436-1(j)(6) defining prohibited payment; Section 1.436-1(j)(8) defining Code Section 436 measurement date; and Section 1.436-1(j)(9) defining an unpredictable contingent event and an unpredictable contingent event benefit.”

* * * * *

The Company has caused this Amendment No. 3 to be signed on the date indicated below, to be effective as indicated above.

“Company”

UNIFIED GROCERS, INC.

Dated: December 31, 2012	By:	/s/ Robert M. Ling, Jr.

	Its:	President & General Counsel